UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2024

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of USRealty Brokerage Solutions, LLC and Investment in Unreal Estate Inc.

On November 20, 2024 (the “Closing Date”), reAlpha Tech Corp. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), with Unreal Estate LLC, a Delaware limited liability company (the “Seller”), USRealty Brokerage Solutions, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Seller (“US Realty”), and Unreal Estate Inc., a Delaware corporation (the “Parent”), pursuant to which, on the Closing Date, the Company acquired from the Seller 100% of the membership interests of US Realty that were outstanding immediately prior to the execution of the Purchase Agreement (the “Acquisition”). Prior to the Acquisition, US Realty had no operations except for a Multiple Listing Service registration.

Pursuant to the terms and subject to the conditions of the Purchase Agreement, in exchange for all of the membership interests of US Realty outstanding immediately prior to the execution of the Purchase Agreement, the Company agreed to pay the Seller an aggregate purchase price of $250,000 in the form of in-kind services to be provided by the Company, including software usage by the Seller or the Parent, beginning on the Closing Date and continuing for a period of one year thereafter (the “In-Kind Services”). The terms of the In-Kind Services will be further described in a services agreement to be entered into among the Company, the Seller and the Parent within 30 days of the Closing Date.

The Purchase Agreement provides that, following the Closing Date, the Seller will indemnify the Company and its affiliates for any liability, damages, losses, costs and/or expenses arising out of breaches by the Seller of its covenants and representations, and for certain other matters as specified in the Purchase Agreement, subject to certain limitations and exclusions as identified therein. The Company is also required, following the Closing Date, to indemnify the Seller, the Parent and their respective affiliates for any liability, damages, losses, costs and/or expenses arising out of any breaches by the Company of its covenants and representations set forth in the Purchase Agreement, as well as fees incident to the Company’s indemnification obligations. The Company also has the right to set-off any amounts it owes to the Seller in connection with the Purchase Agreement, against the obligations and liabilities of the Seller to the Company under the Purchase Agreement. The Purchase Agreement also contains representations and warranties, other covenants and conditions, in each case, customary for transactions of this type.

On November 19, 2024, US Realty entered into a separate independent contractor agreement (the “Broker Services Agreement”), with one of the Seller’s real estate brokers (the “Broker”), pursuant to which the Broker agreed to provide certain services to US Realty. Specifically, under the terms of the Broker Services Agreement, the Broker’s services will include: (i) acting on behalf of US Realty as its designated broker or broker of record with respect to the real estate commission requirements of the 33 U.S. states in which the Broker is licensed, and (ii) providing certain managerial and administrative services to US Realty with respect to its real estate licensing and compliance requirements in those U.S. states. US Realty will pay the Broker at a rate of $150 per hour in exchange for such services.

Also on November 19, 2024, the Parent issued and sold to the Company a convertible promissory note in the original principal amount of $60,000 (the “Note”). The Note is convertible into shares of preferred stock or common stock of the Parent, as applicable, as follows: (i) if the Parent effects a transaction or series of transactions of its preferred stock for capital raising purposes, then the amount of the outstanding principal balance of the Note (plus all unpaid accrued interest thereon) as of the conversion date (the “Convertible Amount”) will automatically convert into shares of the Parent’s preferred stock; (ii) if the Parent effects (a) a transaction or series of transactions in which it sells more than 50% of its outstanding voting securities, (b) a reorganization, merger or consolidation or (c) a direct listing or initial public offering of its securities, then, in each case, the Company will be eligible to receive the Convertible Amount or shares of the Parent’s common stock upon conversion of the Note and the Convertible Amount thereof, whichever is greater; and (iii) at any time after the Note reaches its maturity date, and at the election of the Company, the Note and Convertible Amount thereof may be converted into shares of the Parent’s common stock. The Note issued to the Company is one of a series of convertible promissory notes issued by the Parent (collectively, the “Offering Notes”). Interest under the Note will accrue at a rate of 9% per annum. The entire outstanding principal balance of the Note (plus all unpaid accrued interest thereon) will be due and payable in 4 years following the date of its issuance, unless earlier converted based on the terms of the Note, or extended by the holders of a majority-in-interest of the aggregate principal amount of the Offering Notes.

The foregoing descriptions of the Purchase Agreement and the Note in this Current Report on Form 8-K (this “Form 8-K”) do not purport to be a complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Note, copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

On November 21, 2024, the Company issued a press release announcing the transactions described in Item 1.01 of this Form 8-K. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information set forth and incorporated into this Item 8.01 of this Form 8-K, including Exhibit 99.2, is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*+	Membership Interest Purchase Agreement, dated as of November 20, 2024, among reAlpha Tech Corp., USRealty Brokerage Solutions, LLC, Unreal Estate LLC and Unreal Estate Inc.
99.1*	Convertible Promissory Note, dated November 19, 2024.
99.2**	Press Release, dated November 21, 2024.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Furnished herewith.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2024	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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